CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.44

REVOLVING CREDIT NOTE

$225,000,000.00	March 28, 2022

FOR VALUE RECEIVED, Bullish Global, a Cayman Islands exempted company with limited liability,     (the “Borrower”), promises to pay to the order of SILVERGATE BANK, California-chartered commercial bank (the “Lender”), on the Maturity Date as provided in that certain Revolving Credit and Security Agreement dated as of the date hereof (as the same may be amended, supplemented or restated from time to time, the “Loan Agreement”), by and among Borrower and Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO HUNDRED TWENTY-FIVE MILLION AND NO/100THS DOLLARS ($225,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower under the Loan Agreement (collectively, the “Advances”), together with interest from the date hereof until this Note is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates specified in the Loan Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement.

This Note evidences the Advances. This Note is a Loan Document under the Loan Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Loan Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings given in the Loan Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Loan Agreement. All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Lender or at such other place as may be designated by the Lender to the Borrower in writing. Borrower waives any rights pursuant to California Civil Code Sections 1479 and 2822 (and any amendments or successors thereto), to designate how payments will be applied, and acknowledges and agrees that Lender shall apply payments on this Note or any other Loan Document as provided in the Loan Agreement.

During the occurrence and the continuation of an Event of Default, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of the Lender as provided in the Loan Agreement.

The Borrower agrees to pay all costs of collection, including attorneys’ fees, all as provided in the Loan Agreement, if this Note is not paid when due, whether or not legal proceedings are commenced as provided in the Loan Agreement.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the U.S. Federal or California state courts sitting in San Diego County, California or in New York County, New York, and the Borrower irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such California State or New York State, or, to the extent permitted by law, in such Federal court, pursuant to the Loan Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdiction.

The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any other Loan Document in any court referred to in the preceding paragraph. The Borrower irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower irrevocably consents to service of process in the manner provided for notices in the Loan Agreement. Nothing in this Note or any other Loan Document will affect the right of the Borrower or the Lender to serve process in any other manner permitted by law.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Nothing in this Note shall be deemed to apply to or limit Lender’s right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver is a material consideration to each party hereto.

Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

Bullish Global

By:	[****]
Name: [****]
Title: [****]

(Signature page to Revolving Note)